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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 25, 2001

FGIC SECURITIES PURCHASE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19564	13-3633082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Broadway, New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code  (212) 312-3000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

    An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-47446) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

    The exhibit consists of the consent of KPMG LLP relating to (i) the incorporation by reference of their report dated February 2, 2001 relating to the financial statements and schedules of General Electric Capital Corporation ("GE Capital") and consolidated affiliates as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000 appearing GE Capital's Annual Report on Form 10-K for the year ended December 31, 2000; and (ii) the reference to them under Experts in the Prospectus Supplement relating to the Liquidity Facility of FGIC Securities Purchase, Inc. in support of $65,000,000 Rancho California Water District Financing Authority Adjustable Rate Revenue Bonds, Series of 2001B.

Item 7. Exhibits.

Item 601 of
Regulation S-K
Exhibit Reference
Number
(23) Consents of experts and counsel: (k) Consent of KPMG LLP

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FGIC SECURITIES PURCHASE, INC. Registrant
Dated: October 25, 2001	By:	/s/ Judith L. Hart Name: Judith L. Hart Title: Vice President

Exhibit Index

Exhibit No.	Description
(23)	Consents of experts and counsel: (k) Consent of KPMG LLP

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Item 5. Other Events.
Item 7. Exhibits.
SIGNATURE
Exhibit Index